UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): May 7, 2020

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:   508 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)	Approval of Amendment and Restatement of Boston Scientific Corporation 2011 Long-Term Incentive Plan

At the Annual Meeting of Stockholders (“Annual Meeting”) of Boston Scientific Corporation (the “Company”) held on May 7, 2020, the Company's stockholders approved an amendment and restatement of the Company's 2011 Long-Term Incentive Plan (the “Amended 2011 Plan”), which plan will be effective as of October 1, 2020. The Company's Board of Directors (the “Board”) had previously approved and adopted the Amended 2011 Plan on March 12, 2020, subject to stockholder approval. Terms of the Amended 2011 Plan are described in the Company's 2020 Proxy Statement, which was filed with the Securities and Exchange Commission on March 25, 2020, which description is incorporated herein by reference and is qualified in its entirety by reference to the Amended 2011 Plan. The Amended 2011 Plan is filed as Exhibit 10.1 and is incorporated herein by reference.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)    The Company held the Annual Meeting on May 7, 2020 in a virtual-only format via live audio webcast.

(b)    The final voting results on each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below.

(1)
All ten director nominees were elected to the Board for a one-year term to hold office until the Company’s 2021 Annual Meeting of Stockholders and until their successors have been elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Nelda J. Connors	1,057,992,312	122,676,483	39,284,677
Charles J. Dockendorff	1,161,565,990	19,102,805	39,284,677
Yoshiaki Fujimori	868,775,992	311,892,803	39,284,677
Donna A. James	1,173,526,756	7,142,039	39,284,677
Edward J. Ludwig	1,178,348,186	2,320,609	39,284,677
Stephen P. MacMillan	1,165,768,265	14,900,530	39,284,677
Michael F. Mahoney	1,127,019,830	53,648,965	39,284,677
David J. Roux	1,166,015,132	14,653,663	39,284,677
John E. Sununu	1,163,742,158	16,926,637	39,284,677
Ellen M. Zane	1,170,529,714	10,139,081	39,284,677

(2)	The advisory vote on the compensation for the Company’s “Named Executive Officers” as disclosed in the Company’s proxy statement for the Annual Meeting was approved.

For	Against	Abstain	Broker Non-Votes
1,112,264,746	64,868,413	3,535,636	39,284,677

(3)	The Amended 2011 Plan was approved.

For	Against	Abstain	Broker Non-Votes
1,143,647,557	36,191,927	829,311	39,284,677

(4)	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year was ratified.

For	Against	Abstain
1,175,919,370	43,496,695	537,407

(5)	The stockholder proposal requesting a report on inclusion of non-management employee representation on the Board of Directors was not approved.

For	Against	Abstain	Broker Non-Votes
46,305,831	1,132,479,087	1,883,877	39,284,677

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description
10.1	Amended and Restated 2011 Long-Term Incentive Plan
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 12, 2020	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Vance R. Brown
Vance R. Brown
Vice President and Chief Corporate Counsel